John Deere Owner Trust 1999-A                      Exhibit 99.3
  Servicer's Certificate

$167,300,000 Class A-1 4.9988%
    Asset Backed Notes due June 19, 2000
$262,000,000 Class A-2 5.4660%
    Asset Backed Notes due August 15, 2001
$186,000,000 Class A-3 5.9400%
    Asset Backed Notes due October 15, 2002
$146,125,000 Class A-4 6.1200%
    Asset Backed Notes due October 17, 2005
$32,230,000  6.100% Class B
    Asset Backed Notes due October 17, 2005
$12,086,832  Asset Backed Certificates

Payment Date:                                         15-May-00

(1)  Servicing Fee                                  $435,482.50
     Servicing Fee Shortfall                              $0.00

(2)  Administration Fee:                                $100.00
     Administration Fee Shortfall                         $0.00

(3)  Total Distribution Amount:                  $27,752,388.06

(4)  Noteholders' Interest Distributable
     Amount applicable to A-1 Notes:                      $0.00
     Noteholders' Interest Carryover
     Shortfall applicable to A-1 Notes:                   $0.00

(5)  Noteholders' Interest Distributable
     Amount applicable to A-2 Notes:                $703,559.57
     Noteholders' Interest Carryover
     Shortfall applicable to A-2 Notes:                   $0.00

(6)  Noteholders' Interest Distributable
     Amount applicable to A-3 Notes:                $920,700.00
     Noteholders' Interest Carryover
     Shortfall applicable to A-3 Notes:                   $0.00

(7)  Noteholders' Interest Distributable
     Amount applicable to A-4 Notes:                $745,237.50
     Noteholders' Interest Carryover
     Shortfall applicable to A-4 Notes:                   $0.00

(8)  Noteholders' Interest Distributable
     Amount applicable to B Notes:                  $107,070.92
     Noteholders' Interest Carryover
     Shortfall applicable to B Notes:                     $0.00

(9)  Noteholders' Interest Distributable
     Amount deposited into Note
     Distribution Account:                        $2,476,567.99
     Noteholders' Interest Carryover Shortfall:           $0.00

(10) A-1 Noteholders' Monthly Principal
     Distributable Amount:                        FALSE
     % of Principal Distribution Amount
     applicable to A-1 Noteholders:                       0.00%
     A-1 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-1 Noteholders' Principal Distributable
     Amount:                                              $0.00

(11) A-2 Noteholders' Monthly Principal
     Distributable Amount:                       $23,309,773.44
     % of Principal Distribution Amount
     applicable to A-2 Noteholders                       94.50%
     A-2 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-2 Noteholders' Principal Distributable
     Amount:                                     $23,309,773.44

(12) A-3 Noteholders' Monthly Principal
     Distributable Amount:                                $0.00
     % of Principal Distribution Amount
     applicable to A-3 Noteholders                        0.00%
     A-3 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-3 Noteholders' Principal Distributable
     Amount:                                              $0.00

(13) A-4 Noteholders' Monthly Principal
     Distributable Amount:                                $0.00
     % of Principal Distribution Amount
     applicable to A-4 Noteholders                        0.00%
     A-4 Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     A-4 Noteholders' Principal Distributable
     Amount:                                              $0.00

(14) B Noteholders' Monthly Principal
     Distributable Amount:                          $986,657.08
     % of Principal Distribution Amount
     applicable to B Noteholders                          4.00%
     B Noteholders' Principal Carryover
     Shortfall:                                           $0.00
     B Noteholders' Principal Distributable
     Amount:                                        $986,657.08

(15) Noteholders' Principal Distribution
     Amount deposited into Note Distribution
     Account:                                    $24,296,430.52
     Noteholders' Principal Carryover
     Shortfall:                                           $0.00

(16) Noteholders' Distributable Amount:          $26,772,998.51

(17) Amount to be withdrawn from the Reserve
     Account and deposited into Note
     Distribution Account:                                $0.00
     Interest Amount included above:                      $0.00
     Principal Amount included above:                     $0.00

(18) Deposit to Reserve Account from
     Collection Account to increase the amount
     on deposit in the Reserve Account to the
     Specified Reserve Account Balance:                   $0.00

(19) Certificateholders' Interest
     Distributable Amount:                                $0.00
     Certificateholders' Interest
     Carryover Shortfall:                                 $0.00

(20) Certificateholders' Principal
     Distributable Amount applicable
     to current period:                             $369,996.40
     % of Principal Distribution Amount
     applicable to Certificate holders:                   1.50%
     Certificateholders' Principal
     Carryover Shortfall:                                 $0.00
     Certificateholders' Principal
     Distributable Amount:                          $369,996.40

(21) Certificateholders' Distributable Amount:      $369,996.40

(22) Deposit to Reserve Account
     (from excess collections):                     $173,810.65

(23) Specified Reserve Account Balance
     (after all distributions and adjustments):  $14,100,482.07

(24) Reserve Account Balance over the
     Specified Reserve Account Balance
     (before any distribution of excess):        $14,274,292.72

(25) Excess Reserve Account Balance
     Distributable to Seller (5.05(b)(i)
     or (ii)):                                      $173,810.65

(26) Note Value as of the end of the
     related Collection Period                  $501,911,891.09

(27) Pool Balance (excluding Accrued
     Interest) as of close of business
     on the last day of the related
     Collection Period:                         $498,350,869.65

(28) After giving effect to all
     distributions on such Payment Date:

     Outstanding Principal Balance of A-1 Notes:          $0.00
     A-1 Note Pool Factor:                            0.0000000

     Outstanding Principal Balance
     of A-2 Notes:                              $142,181,736.26
     A-2 Note Pool Factor:                            0.5426784

     Outstanding Principal Balance
     of A-3 Notes:                              $186,000,000.00
     A-3 Note Pool Factor:                            1.0000000

     Outstanding Principal Balance
     of A-4 Notes:                              $146,125,000.00
     A-4 Note Pool Factor:                            1.0000000

     Outstanding Principal Balance
     of B Notes:                                 $20,076,475.64
     B Note Pool Factor:                              0.6229127

     Outstanding Principal Balance of the
     Certificates:                                $7,528,678.37
     Certificate Pool Factor:                         0.6228827

(29) Aggregate Purchase Amounts for related
     Collection Period:                                   $0.00

(30) Reserve Account Balance after giving
     effect to all distributions:                $14,100,482.07

(31) Specified Reserve Account Balance (after
     all distributions and adjustments):         $14,100,482.07

(32) Amount of Realized Losses for the
     related collection period:                     $293,035.39

(33) Amount of Payments that are more
     than 60 days past due:                       $1,726,258.00